EXHIBIT 10.3

                                                                    CONFIDENTIAL
                                                              September 15, 2005

                             XENACARE HOLDINGS, INC.
                             (a Florida corporation)

                               EXECUTION DOCUMENTS

________________________________________________________________________________

                                 US $10,000,000
               5,000,000 Shares of Common Stock at $2.00 per Share

                Units consisting of 10,000 shares of Common Stock
                      Minimum Investment: $10,000 (1 Unit)

                             XENACARE HOLDINGS, INC.
                        7700 Congress Avenue, Suite 3208
                            Boca Raton, Florida 33487
                                 (561) 999-9972

                             SUBSCRIPTION DOCUMENTS

INSTRUCTION SHEET.............................................................1


SUBSCRIPTION AGREEMENT........................................................6


SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY.........................13


PURCHASER'S STATEMENT........................................................14


PURCHASER REPRESENTATIVE'S CERTIFICATE.......................................16

                                INSTRUCTION SHEET

                             XENACARE HOLDINGS, INC.
                             (a Florida corporation)

                                 US $10,000,000
                        5,000,000 Shares of Common Stock

                Units consisting of 10,000 shares of Common Stock
                      Minimum Investment: $10,000 (1 Unit)

1. Each Investor should be given a copy of the Execution Documents, which each Investor should complete and return to Xenacare Holdings, Inc., 7700 Congress Avenue, Suite 3208, Boca Raton, Florida 33487: Chief Executive Officer.

2. Each Investor who meets one of the enumerated categories of "Accredited Investor," as such term is defined in Regulation D under the United States Securities Act of 1933, as amended, should be given a copy of the Subscription Documents, including the Subscription Agreement.

3. If an Investor has a Purchaser Representative, the Investor should also be given a copy of the Purchaser Representative's Certificate.

4.       IF AN INVESTOR DECIDES TO INVEST IN THE COMPANY, THE INVESTOR SHOULD:

                  A. Complete, sign and date the CONFIDENTIAL PURCHASER QUESTIONNAIRE;

                  B. Complete, sign and date the SUBSCRIPTION AGREEMENT. If the Investor is a corporation, partnership or trust, the Investor should complete, sign and date the SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY;

                  C.       Complete, sign and date the PURCHASER STATEMENT;

                  D. If using a Purchaser Representative, the Investor should have the Purchaser Representative complete, sign and date the PURCHASER REPRESENTATIVE CERTIFICATE;

                  E. Draw a check in the amount of the investment, subject to a minimum investment of US $10,000, unless agreed otherwise, payable to "XenaCare Holdings, Inc." and reference the Investor's name. Alternatively, funds can be wired into Xenacare Holdings, Inc.'s account as follows:

                           Wire Instructions

                           BANK:                Washington Mutual
                           BANK ADDRESS:        6464 Atlantic Avenue
                                                Delray Beach, FL  33484
                           ABA NUMBER:          267084131
                           FOR BENEFIT OF:      XenaCare Holdings, Inc.
                           ACCOUNT NUMBER:      185 488 0242
                           REFERENCE:           Subscription for Common Stock

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5.       The completed materials, together with your check (if funds have not been wired), should be delivered to:

                          ATTN: Chief Executive Officer
                             Xenacare Holdings, Inc.
                        7700 Congress Avenue, Suite 3208
                            Boca Raton, Florida 33487
                                 (561) 999-9972

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

                             Xenacare Holdings, Inc.
                             (a Florida corporation)

         The purpose of this Questionnaire is to determine whether you are an "Accredited Investor," as such term is defined under the United States Securities Act of 1933, as amended (the "Act"), and Regulation D, promulgated thereunder.

(1)      Name:                  ________________________________________________

(2)      Address:

         (a)      Home:         ________________________________________________

                                ________________________________________________

                  Telephone:    ________________________________________________

         (b)      Business:     ________________________________________________

                                ________________________________________________


                  Telephone:    ________________________________________________

(3)      Social Security Number or Federal Tax Identification Number: __________

(4)      Occupation or Principal Business: _____________________________________

(5)      Age:     ________

(6) The following information is required to ascertain whether you would be deemed an Accredited Investor, as such term is defined in Rule 501 of Regulation D, promulgated under the Act. Please check whether you are any of the following:

         (a) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

                                          Yes ________              No ________

         (b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                                          Yes ________              No ________

         (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                                          Yes ________              No ________

         (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

                                          Yes ________              No ________

         (e) Any natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000;

                                          Yes ________              No ________

         (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                          Yes ________              No ________

         (g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, as described in Regulation D; or

                                          Yes ________              No ________

         (h) Any entity in which all of the equity owners are Accredited Investors.

                                          Yes ________              No ________

(7)      Investment, business, and educational experience:

         (a)      Educational background: ______________________________________

                  ______________________________________________________________

         (b)      Principal employment positions held during last five years:
                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________


         (c)      Frequency of prior investment (check one in each column):

                                   Stocks & Bonds    Venture Capital Investments

                  Frequently       ______________    ___________________________

                  Occasionally     ______________    ___________________________

                  Never            ______________    ___________________________

(8) Do you believe you have sufficient knowledge and experience in financial and business matters generally to be capable of evaluating the merits and risks of this investment and, if so, please also sign the Investor's Statement.

                                          Yes ________              No ________

I represent that the foregoing information is true, complete and correct.


Dated: ___________________________

                                           _____________________________________
                                           Name of Investor (Please Print)


                                           _____________________________________
                                           Signature of Investor

                             SUBSCRIPTION AGREEMENT

TO:      XENACARE HOLDINGS, INC.
         7700 Congress Avenue, Suite 3208
         Boca Raton, Florida 33487

         The Undersigned is writing to advise you of the following terms and conditions under which the Undersigned hereby offers to subscribe for Units of our securities, each Unit consisting of 10,000 shares of the Common Stock of Xenacare Holdings, Inc. (the "Company"). The Company may, in its sole discretion, accept subscriptions for fractional Units. Pursuant to the terms of its Confidential Private Placement dated September 15, 2005 (the "Memorandum"), the Company is offering for sale to accredited investors who meet the suitability standards for investors described herein, Units consisting of 10,000 shares of its Common Stock, par value $0.001 per share (the "Securities" or "Common Shares") for a maximum offering of 500 Units or 5,000,000 Common Shares (the "Offering") on a "best efforts" basis. The purchase price is $2.00 per Share with a minimum investment of $10,000 (1 Unit).

         The purchase price is payable in cash, bank draft, wire or check, payable in United States dollars to Xenacare Holdings, Inc. upon subscription.

         1.       Subscription.

                  Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the Undersigned hereby offers to purchase ______________ Units for an aggregate purchase price of $_______________. The minimum subscription is one (1) Unit consisting of 5,000 shares or $10,000.

                  Fractional Units may be sold at the Company's discretion; however, the Company will not offer fractional Shares. The Company is not accepting Subscriptions subject to a minimum or maximum and may, in its sole discretion, accept Subscriptions for more or less than the 5,000 Common Shares.

                  The subscription period will begin as of September 15, 2005 and will terminate on the earlier of (i) the date of completion of the Offering; or (ii) December 15, 2005 (the "Closing Date"). The Company may extend the Offering for up to 30 days. Such extension may be effected without notice to the Subscribers.

                  All subscriptions will be held in an interest bearing escrow account. If the Offer is accepted, the Units shall be paid for by the delivery of $_______________ by cash, check or money order payable to the order of "Xenacare Holdings, Inc. FBO the Investors of the Common Stock Offering", which is being delivered contemporaneously herewith.

         2.       Conditions to Offer.

                  The Offering is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the Undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to complete the transaction. Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

         3.       Specific State Legends.

                  FOR CALIFORNIA RESIDENTS ONLY: THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION WITHOUT THE PRIOR CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                  FOR CONNECTICUT RESIDENTS ONLY: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36 485 THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                  FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO
SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL PRIVATE PLACEMENT INDICATING HIS INTENTION TO WITHDRAW.

                  SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

                  FOR NEW JERSEY RESIDENTS ONLY: THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  FOR NEW YORK RESIDENTS ONLY: THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  FOR TEXAS RESIDENTS ONLY: THE SHARES THAT ARE THE SUBJECT OF THE CONFIDENTIAL MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE TEXAS SECURITIES ACT OF 1957, OR ANY OTHER SECURITIES ACT AND MAY NOT BE RESOLD OR TRANSFERRED

EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THAT ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR IN A TRANSACTION THAT IS OTHERWISE IN COMPLIANCE WITH THE ACT.

                  FOR RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE INTERESTS ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY AND ADEQUACY OF THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         4.       Undersigned's Representations and Warranties.

                  The Undersigned represents and warrants that:

                  a. Investment Purpose. The Undersigned is acquiring the Common Shares for the Undersigned's own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "1933 Act").

                  b. Accredited Investor Status. The Undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. The Undersigned represents that the Undersigned (i) has adequate means of providing for the Undersigned's current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

                  c. Reliance on Exemptions. The Undersigned understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Undersigned's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Undersigned set forth herein in order to determine the availability of such exemptions and the eligibility of the Undersigned to acquire such Securities.

                  d. Information. The Company has not made any other representations or warranties to the Undersigned with respect to the Company or rendered any investment advice. The Undersigned acknowledges that he has not been provided with any offering literature or other documentation on the Company other than the Memorandum. The Undersigned has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Undersigned. The Undersigned has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Undersigned or the Undersigned's representatives shall modify, amend or affect the Undersigned's right to rely on the Company's representations and warranties contained in this Subscription Agreement. The Undersigned understands that the Undersigned's investment in the Securities involves a high degree of risk.

                  e. No Governmental Review. The Undersigned understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  f. Transfer or Resale. The Undersigned understands that except as otherwise provided herein: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Undersigned shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Undersigned provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. Legends. The Undersigned understands that, except as set forth below, the certificates or other instruments representing the Common Shares and the stock certificates representing the Common Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. Such securities have been acquired for investment and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement or an opinion of counsel, in a form reasonably satisfactory to the Issuer, that registration is not required under said Act or applicable state securities laws or unless sold pursuant to Rule 144 under said Act."

                  h. Foreign Subscriber. If the Undersigned is not a United States person, the Undersigned hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the securities comprising the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Units. Undersigned's subscription and payment for, and his or her continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Undersigned's jurisdiction.

                  i. Purchaser Representative. If the Undersigned has authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction, said Undersigned shall complete and deliver a "Purchaser Representative's Certificate" to the Company along with this Subscription Agreement.

         5.       Indemnification.

                  The Undersigned understands that the Units acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and applicable state securities laws and in reliance upon the exemption for transactions by the Company not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the Undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Units and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the Undersigned's subscription. The Undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the Undersigned's part.

         6.       No Waiver.

                  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Undersigned, the Undersigned does not thereby or in any manner waive any rights granted to the Undersigned under federal or state securities laws.

         7.       Revocation.

                  The Undersigned agrees that the Undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the Undersigned made hereunder other than as set forth under Section 6 above, and that this Subscription Agreement shall survive the death or disability of the Undersigned.

         8.       Termination of Subscription Agreement.

                  If the Company elects to cancel this Subscription Agreement, provided that it returns to the Undersigned, without interest and without deduction, all sums paid by the Undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

         9.       Notices.

                  All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned at the Undersigned's address as set forth in the "Purchaser Questionnaire" and to Xenacare Holdings, Inc., 7700 Congress Avenue, Suite 3208, Boca Raton, Florida 33487.

         10.      Entire Agreement.

                  This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. The provisions of this Subscription Agreement shall survive the execution thereof.

         11.      Certification.

                  The Undersigned certifies that the Undersigned has read this entire Subscription Agreement and that every statement on the Undersigned's part made and set forth herein is true and complete.


                            [signature page follows]

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THE UNDERSIGNED, BY SIGNING BELOW, FURTHER REPRESENTS AND WARRANTS THAT THE
UNDERSIGNED HAS RECEIVED THE PRIVATE PLACEMENT DATED AND ALL OF THE SUBSCRIPTION DOCUMENTS (WHICH ARE COMPRISED OF THE INSTRUCTION SHEET, PURCHASER'S STATEMENT, PURCHASER QUESTIONNAIRE, THIS SUBSCRIPTION AGREEMENT AND PURCHASER REPRESENTATIVE'S CERTIFICATE), AND HAS REVIEWED THE PRIVATE PLACEMENT AND ALL OF SUCH SUBSCRIPTION DOCUMENTS, AND ACKNOWLEDGES THE UNDERSIGNED'S AGREEMENT TO, AND ACCEPTANCE OF, ALL OF THE TERMS, CONDITIONS AND REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PRIVATE PLACEMENT AND SUBSCRIPTION DOCUMENTS. THE UNDERSIGNED HAS EXECUTED THIS SUBSCRIPTION AGREEMENT BY SIGNING IN THE SPACE PROVIDED BELOW.


Dated: __________________                         ______________________________
                                                  Signature of Investor

The Common Shares are to be
issued in (check on box):
____ individual name                              ______________________________
                                                  Print Name of Investor

____ joint tenants with rights                    ______________________________
     of survivorship                              Print Name of Joint Investor
                                                  (if applicable)

____ tenants in the entirety

____ corporation or partnership
     (please submit the "Special Execution
     Page for Subscription by an Entity")

Number of Units Subscribed for:                   ______________________________

Number of Common Shares subscribed for:           ______________________________

Amount of check enclosed or amount wired:         US$___________________________
                                                  (Increments of $________)

AGREED AND ACCEPTED TO:

XENACARE HOLDINGS, INC.

By:___________________________________

Its: _________________________________

Date: ________________________________

              SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY

                (Not Applicable To Subscriptions By Individuals)

         IN WITNESS WHEREOF, subject to acceptance by the Company, the Undersigned has completed this Subscription Agreement to evidence its subscription of Common Shares of Xenacare Holdings, Inc. on this _____ day of ________________, 2005.

Amount of Subscription:             US$__________________

_____ TRUST                         (Please include copy of trust agreement)

_____ CORPORATION                   (Attach certified corporate resolution
                                    authorizing signature and a copy of the articles of incorporation)

_____ PARTNERSHIP                   (Attach copy of the partnership agreement)

    (Please print the following information exactly as you wish it to appear on the Company's records.)

________________________________________________________________________________
Name of Subscriber

________________________________________________________________________________
Address

________________________________________________________________________________
Tax Identification Number                            Telephone Number

         The Undersigned trustee, partner or corporate officer certifies that he/she or it has full power and authority from the beneficiaries, partners or directors of the entity named below to execute this Subscription Agreement on behalf of the entity and to make the representations and warranties made herein on their behalf and that investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

Dated: ____________________             ________________________________________
                                        Print Name of Entity

                                        By:_____________________________________
                                        Signature of authorized trustee, partner
                                        or corporate officer

                                        ________________________________________
                                        Print Name and Capacity

                              PURCHASER'S STATEMENT

TO:      XENACARE HOLDINGS, INC.:

         In connection with the proposed purchase of Common Stock (the "Common Shares") of Xenacare Holdings, Inc., a Florida corporation (the "Company"), the Undersigned represents that the Undersigned has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of such proposed investment. The Undersigned further understands and acknowledges that such Common Shares are being offered only to "Accredited Investors," as such term is defined under the United States Securities Act of 1933, as amended (the "Act"), and the Undersigned further represents that the Undersigned is an Accredited Investor.

         The Undersigned acknowledges that it understands the nature of the investment in the Company, as represented by the Common Shares, and further acknowledges and agrees that there are numerous risks inherent in connection with such investment, including, without limitation, that the Company may not be able to pay dividends when due, and that the Undersigned might have to bear the complete economic loss of such investment. Accordingly, the Undersigned represents and warrants that the Undersigned understands that an investment in the Company is not free from risk.

         The Undersigned represents that the purchase of the Common Shares by the Undersigned will be solely for the account of the Undersigned and not for the account of any other person, is being made for investment purposes only, and is not being made with a view towards the further resale or distribution thereof. In addition, if the Undersigned is not an individual, the Undersigned hereby represents and warrants that the Undersigned was not formed for the sole purpose of investing in the Company and purchasing the Common Shares.

         The Undersigned further represents and warrants that the Undersigned is acquiring the Common Shares pursuant to an exemption from the registration requirements under the Act pursuant to Section 4(2) and Regulation D and, accordingly, the Common Shares will be deemed restricted securities under the Act. The Undersigned further represents and warrants that there is currently no public market for the Common Shares, and that a public market may never develop for the Common Shares or if developed, that any such public market would sustain any level of trading in the future. The Undersigned further acknowledges that the Common Shares are not transferable, and that the Shares cannot be transferred, assigned, sold or otherwise disposed of, except in accordance with applicable law and regulation. Accordingly, the Undersigned may have to hold the Common Shares for an indefinite period of time.

         The Undersigned further represents and warrants that neither the Company nor any of its officers, directors, advisors, employees, affiliates or shareholders and/or any broker-dealers have made any representations or warranties to the Undersigned with respect to the future performance of the Company or its securities, including the Common Shares.

         The Undersigned acknowledges that it has been furnished any and all materials relating to the Company and its activities, the offering of the Common Shares or anything set forth in the Subscription Agreement, which the Undersigned has reasonably requested, and further that the Company and its Officers and Directors have answered all inquiries that the Undersigned has put to them concerning the Company and its activities, including, without limitation, the Company's financial condition and results or operations, or any other matters relating to the Company and the offering and sale of the Common Shares.

         The Undersigned further represents and warrants that the Company is relying upon the Undersigned's representations and warranties in connection with the issuance of the Common Shares, and that the Undersigned has the financial sophistication, experience and business acumen necessary in order to evaluate the investment in the Company represented by the issuance of the Common Shares.

         The Undersigned represents that the information contained in the Purchaser Questionnaire, which has been completed by the Undersigned and delivered to the Company, is true, correct and complete. In addition, the Undersigned represents and warrants that the Undersigned has a sufficient command of the English language to understand all of the Subscription Documents and subscription materials being provided to the Undersigned in connection with the Undersigned's purchase of Common Shares.



Date:____________________                 ______________________________________
                                          Name of Investor (Please Print)


                                          ______________________________________
                                          Signature of Investor

                     PURCHASER REPRESENTATIVE'S CERTIFICATE

         The Undersigned has been named by
_________________________________________ (the "Investor") as a person upon whose advice the Investor has relied, or with whom the Investor has consulted, in evaluating the merits and risks of investment in the Common Stock of Xenacare Holdings, Inc., a Florida corporation (the "Company"), all as more fully described in the Subscription Documents to which this Purchaser Representative's Certificate is attached. In connection with this subscription by the Investor, the Undersigned hereby represents and warrants as follows:

i. The Undersigned is not an affiliate, director, officer or other employee of the Company, or the beneficial owner of ten percent (10%) or more of any class of equity securities or ten percent (10%) or more of the equity interest in any affiliate of such persons or of the Company.

ii. Listed below are all material relationships (and any compensation received or to be received by the Undersigned or affiliates of the Undersigned as a result thereof) between the Undersigned (or any affiliates of the Undersigned) and the Company (or any affiliates thereof) which now exist, or which have existed at any time during the past two years, or which are now contemplated:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________
                          (This item must be completed)

iii. The Undersigned is primarily engaged in the following businesses or professions (such as, the conduct of business as a registered investment advisor, or a registered broker-dealer (or the representative of a registered broker-dealer), or the active practice of law or accountancy):

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________
                          (This item must be completed)

iv. The Undersigned has previously invested in, or advised others with respect to investment in stocks, bonds, or venture capital transactions.

                                                   Yes ______          No ______

v. The Undersigned has such knowledge and experience in financial and business matters that the Undersigned is capable of evaluating the merits and risks of investment in the Common Shares.

                                                   Yes ______          No ______

vi. The Undersigned is familiar with the financial and tax position and plans of the Investor.

                                                   Yes ______          No ______

vii. The Undersigned is receiving the following compensation (please indicate the amount and source of such compensation):

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

viii. The Investor represents that the Investor is able to bear the economic risk of the proposed investment. In connection therewith, has Investor considered that Investor might have to hold the proposed investment for an extended period of time and might have to bear a complete economic loss of Investor's investment.

                                                   Yes ______          No ______

ix. The purchase of the investment contemplated herein will be solely for the account of the Investor and not for the account of any other person and will not be made with a view to any resale or distribution thereof.

x. The Investor and the Investor's Purchaser Representative each recognize that the investment contemplated herein is being offered in a manner that is intended to comply with the requirements of the laws and regulations of the United States, including Regulation D, promulgated under the Securities Act of 1933, as amended.

Dated: ____________________            _________________________________________
                                       Signature of Purchaser Representative


                                       _________________________________________
                                       Name of Purchaser Representative
                                       (Please Print)


                                       AGREED TO AND ACKNOWLEDGED BY:


Dated:  ___________________            _________________________________________
                                       Signature of Investor


                                       _________________________________________
                                       Name of Investor (Please Print)